UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2025

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row, Suite 120
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
On June 16, 2025, Gossamer Bio, Inc. (the “Company”) issued a press release reporting the completion of enrollment for the ongoing, global registrational Phase 3 PROSERA Study evaluating seralutinib in Functional Class II and III pulmonary arterial hypertension (PAH) patients discussed in Item 8.01 below. The full text of the press release is attached as Exhibit 99.1 to this Current Report.
The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On June 16, 2025, the Company announced the completion of enrollment for the ongoing, global registrational Phase 3 PROSERA Study evaluating seralutinib in Functional Class II and III PAH patients. The patient population enrolled in PROSERA aligns with the target demographic, as evidenced by the preliminary baseline characteristics. The PROSERA Study utilizes enrichment criteria, including the REVEAL Lite 2 Risk Score and other criteria, to identify patients more likely to show a greater magnitude of effect on 6MWD at week 24, as informed by the Phase 2 TORREY study.
Seralutinib Clinical Trial Baseline Characteristics: Phase 3 PROSERA Study v. Phase 2 TORREY Study

	PROSERA Phase 3*	TORREY Phase 2
Study Participants	n = 390	n = 86
Mean 6MWD	374 meters	408 meters
Mean NT-proBNP	987 ng/L	628 ng/L
Functional Class III Patients	289 (74%)	36 (42%)
Geographic Distribution	North America: 75 (19%) Rest of World: 315 (81%)	North America: 59 (69%) Rest of World: 27 (31%)
*Baseline characteristics are preliminary and subject to change.
The Company expects to announce topline results from the ongoing Phase 3 PROSERA Study in February 2026.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 16, 2025
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: June 16, 2025	By:	/s/ Bryan Giraudo
Bryan Giraudo
Chief Financial Officer and Chief Operating Officer

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